UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2019

MasterCraft Boat Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive Vonore, Tennessee		37885
(Address of Principal Executive Offices)		(Zip Code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2019, MasterCraft Boat Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Certificate of Incorporation to: (i) declassify the Board of Directors (ii) eliminate supermajority voting thresholds (the “Amendments”).

A Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Certificate of Incorporation giving effect to the Amendments was filed with the Secretary of State of the State of Delaware on October 24, 2019 and became effective immediately upon filing. In connection with the Amendments, the Company’s Board of Directors also adopted conforming changes to the Company’s Third Amended and Restated Bylaws (the “Bylaws”) to declassify the Board of Directors, which became effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware (as amended and restated, the “Fourth Amended and Restated Bylaws”).

The full text of the Certificate of Amendment and the Fourth Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The final voting results were as follows:

Proposal 1: The Company’s stockholders elected the three nominees named in the Company’s Proxy Statement for the Annual Meeting to serve a three-year term expiring at the Company’s 2022 Annual Meeting of Stockholders. The voting results are set forth below.

Nominees	For	Withheld	Non-Votes
Jaclyn Baumgarten	14,032,582	532,296	0
Roch Lambert	13,723,627	841,251	0
Peter G. Leemputte	14,031,560	533,318	0

Proposal 2: The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to declassify the Board of Directors. The voting results are set forth below.

For	Against	Abstain	Non-Votes
14,283,758	11,128	269,992	0

Proposal 3: The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to eliminate supermajority voting thresholds. The voting results are set forth below.

For	Against	Abstain	Non-Votes
14,283,211	11,633	270,033	0

Proposal 4: The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accounting firm for the fiscal year 2020. The voting results are set forth below.

For	Against	Abstain	Non-Votes
14,301,879	1,733	261,266	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished as part of this report:

Exhibit Number	Description

3.1	Certificate of Amendment, dated October 24, 2019.

3.2	Fourth Amended and Restated Bylaws of MasterCraft Boat Holdings, Inc., dated October 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCRAFT BOAT HOLDINGS, INC.

Dated: October 25, 2019	/s/ Timothy M. Oxley
Timothy M. Oxley
Chief Financial Officer, Treasurer and Secretary